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                                                                    EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 22, 1999 relating to the financial statements of MRJ Technology Solutions, which appears in the Veridian Corporation Registration Statement on Form S-1 (333-83792).



/s/ PricewaterhouseCoopers LLP
McLean, Virginia
September 16, 2002